Restrictions on Cash and Due From Bank Accounts	9 Months Ended
Dec. 31, 2013
Cash And Cash Equivalents [Abstract]
Restrictions on Cash and Due From Bank Accounts

Note 3—Restrictions on Cash and Due From Bank Accounts

AnchorBank fsb (Bank) is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank based on a percentage of deposits. The average amount of required reserve balances for the nine months ended December 31, 2013 was approximately $1.3 million and for the fiscal year ended March 31, 2013 was approximately $5.5 million. The Bank met the required reserves with cash balances in the branch system.

The Bank is required to maintain an account with its official check service provider equal to one day’s average remittance. The balance in this restricted account was $4.5 million at December 31, 2013 and March 31, 2013.

The Bank is required to maintain an account pledged in favor of a Government-sponsored enterprise to enter into cash purchase contracts and/or mandatory master commitments. At December 31, 2013 and March 31, 2013, the balance in the restricted account was $1.0 million and zero, respectively.

The Bank is required to maintain an account with its prepaid card provider equal to one day’s average settlement. At December 31, 2013 and March 31, 2013, the balance in the restricted account was $5,000 and zero, respectively.

Investment Directions Inc. (IDI), a subsidiary of the Corporation, had a security interest in an interest reserve escrow account in conjunction with a lending arrangement resulting from the sale in 2009 of its investment in a real estate development company. At December 31, 2013 and March 31, the interest reserve escrow was zero and $174,000, respectively.

The nature of the Corporation’s business requires that it maintain amounts due from banks and federal funds sold which, at times, may exceed federally insured limits. Management monitors these correspondent relationships and has not experienced any losses in such accounts.